UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2004

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

15241 Barranca Parkway Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 727-3157

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends Item 4.01 of the Form 8-K Current Report filed by Cortex Pharmaceuticals, Inc. (the “Company”) on November 10, 2004 to reflect the fact that on November 15, 2004 the Company filed its quarterly report on Form 10-Q for September 30, 2004. Accordingly, the change in auditors from Ernst & Young LLP (“E&Y”) to Haskell & White LLP (“Haskell & White”) became effective on November 15, 2004.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On November 4, 2004, the Company determined to dismiss E&Y as the Company’s independent registered public accounting firm to be effective following the filing of the Company’s quarterly report on Form 10-Q for September 30, 2004. The change in auditors became effective on November 15, 2004 following the filing of such quarterly report on Form 10-Q.

The Company appointed Haskell & White as the Company’s new independent registered public accounting firm. The decision to dismiss E&Y and to engage Haskell & White was approved by the Audit Committee of the Company’s Board of Directors to be effective following the filing of the Company’s quarterly report on Form 10-Q for September 30, 2004.

The reports of E&Y on the Company’s financial statements for the years ended June 30, 2003 and June 30, 2004 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that E&Y’s report on the Company’s financial statements for the fiscal year ended June 30, 2003 contained an explanatory note relating to the Company’s change in its revenue recognition policy.

In connection with its audits of the Company’s financial statements for the years ended June 30, 2003 and 2004, and through November 15, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference thereto in its reports. There were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through November 15, 2004, neither the Company nor anyone acting on its behalf consulted with Haskell & White with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has requested E&Y to furnish it a letter addressed to the U.S. Securities & Exchange Commission stating whether it agrees with the statements made herein. A copy of that letter, dated November 30, 2004 is filed as Exhibit 16.2 to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Exhibits.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the U.S. Securities & Exchange Commission, dated November 10, 2004.*

16.2	Letter from Ernst & Young LLP to the U.S. Securities & Exchange Commission, dated November 30, 2004.

99.1	Press Release, dated November 10, 2004.*

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEX PHARMACEUTICALS, INC.

Date: December 1, 2004	By:	/s/ Maria S. Messinger
Maria S. Messinger Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the U.S. Securities & Exchange Commission, dated November 10, 2004.*

16.2	Letter from Ernst & Young LLP to the U.S. Securities & Exchange Commission, dated November 30, 2004.

99.1	Press Release, dated November 10, 2004.*

*	Previously Filed.